THE ENTERPRISE GROUP OF FUNDS, INC.

SUPPLEMENT DATED SEPTEMBER 21, 2007 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2007, AS SUPPLEMENTED

This Supplement updates the above-referenced Prospectus and Statement of Additional Information of The Enterprise Group of Funds, Inc. (“Corporation”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, or the Corporation’s most recent Semi-Annual Report, free of charge, by writing to the Corporation at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Prospectus or Statement of Additional Information and retain it for future reference.

The purpose of this Supplement is to provide you with information about the reorganization of the AXA Enterprise Mergers and Acquisitions Fund of the Corporation (“EGF Fund”), a series of the Corporation, into a new Maryland corporation, The 787 Fund, Inc. (“New Corporation”), and the exchange features available to the Corporation.

Information Regarding the Reorganization of the

AXA Enterprise Mergers and Acquisitions Fund

The Company currently consists of two portfolios, the EGF Fund and the AXA Enterprise Growth Fund. On July 31, 2007, the Board of Directors of the EGF Fund approved an Agreement and Plan of Reorganization that provides that the EGF Fund transfer its assets to a newly-created series of the New Corporation, the AXA Enterprise Mergers and Acquisitions Fund (“787 Fund”), in exchange for shares of the 787 Fund and the 787 Fund’s assumption of all of the EGF Fund’s liabilities (the “Reorganization”). Immediately after the transfer of assets and liabilities from the EGF Fund to the 787 Fund, the EGF Fund would then distribute to each of its shareholders the pro rata portion of the shares of the 787 Fund to which each shareholder is entitled. The Reorganization was effected immediately prior to the opening of business on September 21, 2007. As a result of the Reorganization, each shareholder of the EGF Fund received a number of full and fractional shares of the corresponding class of the 787 Fund equal in number and value to the full and fractional EGF Fund shares held by such shareholder prior to the Reorganization. The purpose of the Reorganization was to separate the EGF Fund and the AXA Enterprise Growth Fund into two separate corporations.

The 787 Fund has identical investment objectives, investment policies, investment restrictions and principal risks as the EGF Fund. In addition, the investment manager, investment sub-adviser and portfolio manager of the 787 Fund immediately after the Reorganization is the same as that of the EGF Fund immediately before the Reorganization. In addition, the 787 Fund has identical purchase, sale and exchange procedures as the EGF Fund. Moreover, the fee structure of the 787 Fund is the same as that of the EGF Fund. Thus, it is expected that the net annual operating expense ratios of each class of shares of the 787 Fund immediately after the Reorganization will be the same as that of the EGF Fund before the Reorganization. In addition, the Board of Directors of the New Corporation is comprised of the same persons who serve on the Company’s Board of Directors. Finally, the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Thus, the Companies believe that there will be no adverse tax consequences to shareholders as a result of the Reorganization.

As a result of the Reorganization, your investment is simply in the 787 Fund of the New Corporation but with the same management and objectives. The Corporation intends to redeem and cancel the shares that you hold in the EGF Fund (but not the 787 Fund) approximately 30 days after the Reorganization. Also, as a result of the Reorganization, all references to the EGF Fund are hereby deleted from the Corporation’s Prospectus and Statement of Additional Information. A copy of the 787 Fund’s prospectus is enclosed.

Information Regarding Fund Services

Effective September 21, 2007, shares of the AXA Enterprise Growth Fund may be exchanged for the same class of shares of the 787 Fund, the AXA Enterprise Global Financial Services Fund or the AXA Enterprise Socially Responsible Fund. The AXA Enterprise Global Financial Services Fund and AXA Enterprise Socially Responsible Fund are each a series of the AXA Enterprise Funds Trust.